Consolidated Term Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Long-term debt [Abstract]
Long-term debt

Note 6: Debt

On October 3, 2012, the Company and its operating subsidiary The Tile Shop, LLC entered into a credit agreement with Bank of America, N.A. (the "Credit Agreement"). The Credit Agreement, as amended, provides the Company with a $100 million senior secured credit facility, comprised of a five-year $25 million term loan and a $75 million revolving line of credit. Borrowings pursuant to the Credit Agreement bear interest at either a base rate or a LIBOR-based rate, at the option of the Company. The LIBOR-based rate will range from LIBOR plus 1.75% to 2.25%, depending on The Tile Shop's leverage ratio. The base rate is equal to the greatest of: (a) the Federal funds rate plus 0.50%, (b) the Bank of America "prime rate," and (c) the Eurodollar rate plus 1.00%, in each case plus 0.75% to 1.25% depending on The Tile Shop's leverage ratio. At March 31, 2013 and December 31, 2012 the interest rate was 2.615%. The term loan requires quarterly principal payments of $875,000. The Credit Agreement contains customary events of default, conditions to borrowings, and restrictive covenants, including restrictions on the Company's and The Tile Shop's ability to dispose of assets, make acquisitions, incur additional debt, incur liens, make investments, or enter into certain types of related party transactions. The credit facility also includes financial and other covenants including covenants to maintain certain fixed charge coverage ratios and rent adjusted leverage ratios. The Company was in compliance with the covenants during three months ended March 31, 2013, based on an amendment dated April 30, 2013 which excluded the impact of redemptions of warrants and capital stock, up to the amount of cash proceeds received from warrant exercises, from the calculation of certain financial covenants. The additional borrowings pursuant to the Credit Agreement may be used to support the Company's growth and for working capital purposes.

Note 6: Consolidated Term Debt

Long-term debt consisted of the following at December 31:

	(thousands)
	2012	2011
Variable interest rate (0.37% and 0.47% at December 31, 2012 and 2011 respectively) bonds, which mature April 1, 2023, collateralized by buildings and equipment	$1,445	$1,790
Term note payable - Bank of America, quarterly installments of $875, interest at 2.6154% through October 2017	24,125	-
Commercial bank credit facility - Wells Fargo	-	1,214
Commercial bank credit facility - Bank of America	47,600	-
	73,170	3,004
Less: current portion	3,860	559
Debt obligations, net of current portion	$69,310	$2,445

Approximate annual aggregate maturities of debts are as follows: (thousands)

Fiscal Year
2013	$3,860
2014	3,590
2015	3,595
2016	3,595
2017	3,600
Thereafter	54,930
Total future maturities payments	$73,170

The Company had a $3 million commercial credit facility with a bank which was terminated in October 2012. Borrowings under this arrangement bore interest at 2.0% above the daily one-month LIBOR rate (2.295 % at December 31, 2011) and were secured by substantially all Company assets.

On October 3, 2012, the Company and its operating subsidiary The Tile Shop, LLC entered into a credit agreement with Bank of America, N.A. (the "Credit Agreement"). The Credit Agreement provides the Company with a $100 million senior secured credit facility, comprised of a five-year $25 million term loan and a $75 million revolving line of credit. Borrowings pursuant to the Credit Agreement will bear interest at either a base rate or a LIBOR-based rate, at the option of the Company. The LIBOR-based rate will range from LIBOR plus 1.75% to 2.25%, depending on The Tile Shop's leverage ratio. The base rate will be equal to the greatest of: (a) the Federal funds rate plus 0.50%, (b) the Bank of America "prime rate," and (c) the Eurodollar rate plus 1.00%, in each case plus 0.75% to 1.25% depending on The Tile Shop's leverage ratio. At December 31, 2012 the interest rate was 2.615%. The term loan requires quarterly principal payments of $875,000. The Credit Agreement contains customary events of default, conditions to borrowings, and restrictive covenants, including restrictions on the Company's and The Tile Shop's ability to dispose of assets, make acquisitions, incur additional debt, incur liens, make investments, or enter into certain types of related party transactions. The credit facility also includes financial and other covenants including covenants to maintain certain fixed charge coverage ratios and rent adjusted leverage ratios. The Company was in compliance with the covenants during the year ended December 31, 2012. The additional borrowings pursuant to the Credit Agreement may be used to support the Company's growth and for working capital purposes.

As part of the Business Combination, Promissory notes were issued by the Company in the aggregate principal amount of $69.8 million (the "Promissory Notes"). The Promissory Notes had a three year term, could be prepaid at any time without penalty, and bear interest at a rate of 4% per annum, payable quarterly. Upon the issuance of senior indebtedness where the proceeds of such indebtedness were used to repay not less than 50% of the aggregate principal amount of the Promissory Notes, the term of the Promissory Notes would be extended to the date 180 days following the term of such senior indebtedness and the interest rate on the outstanding principal amount of the Promissory Notes would increase to 10% per annum. If the Promissory Notes were not repaid by the Company in full by the third anniversary of the consummation of the Business Combination, up to an aggregate of $20 million of the then-outstanding principal amount of the Promissory Notes would have been convertible into shares of the Company's common stock at a conversion price of $10.00 per share. The Company utilized borrowings pursuant to the Credit Agreement to pay all outstanding obligations of the Promissory Notes during 2012, in the aggregate principal amount of approximately $70 million, together with accrued interest.

Capital Leases:

The Company has several leases for store facilities that are accounted for as capital leases. These leases expire at various dates through 2022. Assets acquired under capital leases are included in property, plant and equipment.

As of December 31, 2012, minimum lease payments under the Company's capital lease obligation were as follows (thousands):

Fiscal Year
2013	$472
2014	472
2015	418
2016	217
2017	211
Thereafter	952
Less: amounts representing interest	(1,088)
Present value of future minimum lease payments	1,654
Less: current portion	234
Capital lease obligations, net of current portion	$1,420